Exhibit 99.2

                       [FORM OF NOTICE OF GUARANTEED DELIVERY FOR

           RECEIPTS ON CORPORATE SECURITIES TRUST, SERIES CHR 1998-1]

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Receipts on Corporate Securities Trust, Series CHR 1998-1 (the "Trust"), made pursuant to the Prospectus, dated [__________], 1998 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Certificates are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Certificates pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

     Delivery to: The Bank of New York, Exchange Agent

                              By Mail or By Hand
                             The Bank of New York
                          101 Barclay Street, 12 East
                           New York, New York 10286
                Attention: Corporate Trust -- _________________

                           Telephone: (212) 815-5728
                           Facsimile: (212) 815-7157

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Trust the Certificate Principal Balance of Old Certificates set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Certificate Principal Balance                  Name(s) of Record Holders(s):
of Old Certificates Tendered:

$-------------------------------------     ----------------------------------

Certificate Nos. (if available):

______________________________                Address(es):

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                                           Area Code and Telephone
                                           Number(s):

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                                           Signature(s):

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                 THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.


                                   GUARANTEE

                   (Not to be used for signature guarantee)

     The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Exchange Act of 1934, as amended., hereby (a) guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, the certificates representing all tendered Old Certificates, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:  ________________________..___________________________________
                                                  (Authorized Signature)

Address:_______________________________

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Area Code and

Telephone Number:______________________

Title:_________________________________

Name:__________________________________

Date:__________________________________